UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2015

ENERGY TRANSFER PARTNERS, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3738 Oak Lawn Avenue

Dallas, Texas 75219

(Address of principal executive office) (Zip Code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On February 18, 2015, Energy Transfer Partners, L.P. (“ETP”), together with Energy Transfer Partners GP, L.P., the general partner of ETP (“ETP GP”), entered into Amendment No. 1 to the Agreement and Plan of Merger (the “Amendment”) with Rendezvous I LLC, a wholly owned subsidiary of ETP (“Merger Sub A”), Rendezvous II LLC, a wholly owned subsidiary of ETP, Regency Energy Partners LP (“Regency”), Regency GP LP, the general partner of Regency (“Regency GP”), ETE GP Acquirer LLC, the indirect parent entity of Regency GP, and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P., the indirect parent entity of ETP, ETP GP, Regency and Regency GP (“ETE”).

The Amendment amends the Agreement and Plan of Merger, dated as of January 25, 2015, by and among Regency, Regency GP, ETP, ETP GP and, solely for purposes of certain provisions therein, ETE (the “Original Agreement” and, as amended by the Amendment, the “Merger Agreement”), to provide that, among other things, upon the terms and subject to the conditions set forth in the Merger Agreement, (i) Regency will merge with Merger Sub A (the “Merger”), with Regency continuing its existence under Delaware law as the surviving entity in the Merger and as a wholly owned subsidiary of ETP, and (ii) at the effective time of the Merger (the “Effective Time”), each Regency common unit and Class F unit will be converted into the right to receive 0.4066 ETP common units (the “Unit Consideration”) plus a number of additional ETP common units equal to $0.32 per Regency unit divided by the lesser of (x) the volume weighted average price of ETP common units for the five trading days ending on the third trading day immediately preceding the Effective Time and (y) the closing price of ETP common units on the third trading day immediately preceding the Effective Time, rounded to the nearest ten thousandth of a unit (together with the Unit Consideration, the “Merger Consideration”).

Each Regency unit option that is “in-the-money” immediately prior to the Effective Time will be deemed to be exercised on a cashless basis and converted into the right to receive the Merger Consideration, and each Regency unit option that is “out-of-the-money” will be cancelled and terminated for no consideration. Except for phantom units of Regency held by the chief executive officer and the non-employee directors of Regency, which will vest immediately prior to the Effective Time and convert into the right to receive the Merger Consideration, each award of Regency phantom units or Regency cash units will be converted into the right to receive an award of phantom units or restricted cash units, as applicable, relating to a number of ETP common units which reflects the Merger Consideration and otherwise on the same terms and conditions as the corresponding award of Regency units.

Following the recommendation of the conflicts committee of the board of directors of ETP GP’s general partner, the board of directors of ETP GP’s general partner approved the Amendment. Following the recommendation of the conflicts committee of the board of directors of Regency GP’s general partner, the board of directors of Regency GP’s general partner approved the Amendment and resolved to submit the Merger Agreement, as amended, to a vote of Regency unitholders and to recommend that Regency’s unitholders adopt the Merger Agreement.

As a result of the change in the structure of the merger transaction as described above, approval of the Merger by the ETP unitholders will no longer be required under ETP’s partnership agreement and, accordingly, provisions in the Merger Agreement related to ETP unitholder approval have been deleted pursuant to the Amendment. In addition, provisions in the Merger Agreement related to the right of ETP to consider competing offers from third parties and the right of the ETP board of directors to change its recommendation to the ETP unitholders with respect to the Merger have also been deleted pursuant to the Amendment.

The Original Agreement and the Amendment are included as Exhibits 2.1 and 2.2 hereto and are incorporated by reference. The foregoing summary has been included to provide investors and security holders with information regarding the terms of the Merger Agreement and is qualified in its entirety by the terms and conditions of the Merger Agreement. It is not intended to provide any other factual information about ETP, Regency or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of the Merger Agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of ETP, Regency or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in ETP’s or Regency’s public disclosures.

Cautionary Statement Regarding Forward-Looking Statements

This report includes “forward-looking” statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as “anticipate,” “believe,” “intend,” “project,” “plan,” “expect,” “continue,” “estimate,” “goal,” “forecast,” “may” or similar expressions help identify forward-looking statements. ETP and Regency cannot give any assurance that expectations and projections about future events will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that the proposed transaction may not be consummated or the benefits contemplated therefrom may not be realized. Additional risks include: the ability to obtain requisite regulatory and unitholder approval and the satisfaction of the other conditions to the consummation of the proposed transaction, the ability of ETP to successfully integrate Regency’s operations and employees and realize anticipated synergies and cost savings, the potential impact of the announcement or consummation of the proposed transaction on relationships, including with employees, suppliers, customers, competitors and credit rating agencies, the ability to achieve revenue, DCF and EBITDA growth, and volatility in the price of oil, natural gas, and natural gas liquids. Actual results and outcomes may differ materially from those expressed in such forward-looking statements. These and other risks and uncertainties are discussed in more detail in filings made by ETP and Regency with the Securities and Exchange Commission (the “SEC”), which are available to the public. ETP and Regency undertake no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT REGARDING THE TRANSACTION CAREFULLY WHEN IT BECOMES AVAILABLE. These documents (when they become available), and any other documents filed by ETP or Regency with the SEC, may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of ETP or Regency at the following:

Energy Transfer Partners, L.P. 3738 Oak Lawn Ave. Dallas, TX 75219 Attention: Investor Relations Phone: 214-981-0700	Regency Energy Partners LP 2001 Bryan Street, Suite 3700 Dallas, TX 75201 Attention: Investor Relations Phone: 214-840-5477

Participants in the Solicitation

ETP, Regency and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the directors and executive officers of ETP is contained in ETP’s Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 27, 2014. Information regarding the directors and executive officers of Regency is contained in Regency’s Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 27, 2014. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the proxy statement/prospectus.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of January 25, 2015, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Regency Energy Partners LP, Regency GP LP and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to the Current Report on Form 8-K of ETP filed with the SEC on January 26, 2015)

2.2**	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 18, 2015, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Rendezvous I LLC, Rendezvous II LLC, Regency Energy Partners LP, Regency GP LP, ETE GP Acquirer LLC and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.
**	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENERGY TRANSFER PARTNERS, L.P.

By: Energy Transfer Partners GP, L.P., its general partner By: Energy Transfer Partners, L.L.C., its general partner

Date: February 18, 2015	By:	/s/ Thomas P. Mason
Name: Thomas P. Mason Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

2.1*	Agreement and Plan of Merger, dated as of January 25, 2015, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Regency Energy Partners LP, Regency GP LP and, solely for purposes of certain provisions therein, Energy Transfer Equity, L.P. (incorporated by reference to the Current Report on Form 8-K of ETP filed with the SEC on January 26, 2015)

2.2**	Amendment No. 1 to Agreement and Plan of Merger, dated as of February 18, 2015, by and among Energy Transfer Partners, L.P., Energy Transfer Partners GP, L.P., Rendezvous I LLC, Rendezvous II LLC, Regency Energy Partners LP, Regency GP LP, ETE GP Acquirer LLC and, solely for the purposes of certain provisions therein, Energy Transfer Equity, L.P.

*	Certain schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.
**	Filed herewith.